Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2017
Property and Equipment, Net
Schedule of property and equipment, net

	As of December 31,
	2016	2017
	$	$
Furniture, fixtures and equipment	14,129,811	12,886,210
Leasehold improvements	5,969,254	6,459,239
Buildings	593,146	7,517,133
Motor vehicles	1,717,806	1,668,530

Total	22,410,017	28,531,112
Accumulated depreciation	(14,486,990)	(14,290,992)

Property and equipment, net	7,923,027	14,240,120